* * * * * * Fiscal 2015 2 nd Quarter Financial Results February 4, 2015 Exhibit 99.1

Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,” “expect,”
“anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors.
Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted EBITDA and related reconciliation presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effects of capitalized profit in inventory from acquisition and acquisition contingency settlement, and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

• 2
nd
Quarter Business Review
• Consolidated Financial Results
• New Segment Reporting
• MDS Segment Results
• ECP Segment Results
• Liquidity & Capital Resources
• Fiscal 2015 Outlook
• Q & A
Today’s Agenda

• 77 new program or product wins were awarded with potential first time order value of $17.7 million
o
14 in MDS with a first time order value of $4.0 million
o
63 in ECP with a first time order value of $13.7 million
• Quarter end sales backlog of approximately $226.6 million, representing an 18% increase over the prior year quarter
o
Includes approximately $13.1 million from acquisitions
o
11% increase over the prior year quarter to $213.5 million, net of acquisitions
• Repurchased $4.6 million of the Company's stock under the Company's stock repurchase plan
• Completed 4 acquisitions
o
During the quarter: Argotec (tuck-in into DeLeon Springs) and Industrial
Electronic Devices (tuck-in into Aydin Displays)
o
Subsequent to quarter-end: Real Time Enterprises (stand-alone) and KEP
Marine (tuck-in into Aydin Displays)
2
nd
Quarter Business Review

Consolidated Financial Results
Fiscal 2015 2
nd
Quarter
5
2014 2013 2014 2013
Net Sales $    85,642 $    84,717 $    85,642 $    84,717 $         925 1%
Base Business 73,167 83,962 73,167 83,962 (10,795) -13%
Acquisition 12,475 755 12,475 755 11,720 1552%
Gross Profit 15,171 15,132 15,251 15,240 11 0%
% of sales
17.7% 17.9% 17.8% 18.0%
Selling and Administrative Expense 10,806 8,687 10,656 8,687 (1,969) -23%
12.6% 10.3% 12.4% 10.3%
Internal R&D Expense 197 402 197 402 205
Amortization of intangible assets 1,450 636 1,450 636 (814)
Other operating income, net (14) (5) (14) (5) 9
Operating Income 2,732 5,412 2,962 5,520 (2,558) -46%
% of sales
3.2% 6.4% 3.5% 6.5%
Interest expense (357) (202) (357) (202) (155)
Interest (expense) income and other, net (46) 10 (46) 10 (56)
Income Before Provision For Income Taxes 2,329 5,220 2,559 5,328 (2,769)
Provision For Income Taxes 767 1,736 856 1,772 916
Net Income $      1,562 $      3,484 $      1,703 $      3,556 $    (1,853) -52%
% of sales
1.8% 4.1% 2.0% 4.2%
Income per Share (Basic) $        0.16 $        0.34 $        0.17 $        0.35 $       (0.18) -51%
Income per Share (Diluted) $        0.16 $        0.34 $        0.17 $        0.35 $       (0.18) -51%
($ in 000’s, except per share)
(adjusted removes certain gains and charges)
Total YoY
Variance (%)
(Adjusted)
(Reported) (Adjusted)
Quarter ended Dec 31, Quarter ended Dec 31,
Total YoY
Variance ($)

Consolidated Financial Results
Adjusted EBITDA

2014 2013
Net Income $      1,562 $      3,484
Interest expense 357 202
Provision for income taxes 767 1,736
Depreciation and amortization 2,588 1,919
Capitalized profit in inventory from acquisition 80 108
Success based acquisition finders fee 150 -
Adjusted EBITDA $      5,504 $      7,449
% of sales 6.4% 8.8%
($ in 000’s)
3 months ended Dec 31,

Operating Results
MDS

2014
% of Sales
2013
% of Sales Chg ($) Chg (%)
Sales
Base Business $    44,386
73.0%
$    57,907
93.2%
$  (13,521)
-23.3%
Acquisitions 12,475
20.5%
755
1.2%
11,720
Intercompany 3,929
6.5%
3,484
5.6%
445
12.8%
Total Sales 60,790
100.0%
62,146
100.0%
(1,356)
-2.2%
Gross Profit 8,208
13.5%
8,923
14.4%
(715)
-8.0%
Selling and administrative expenses 4,133
6.8%
3,519
5.7%
614
17.4%
Amortization of intangible assets 1,402
2.3%
567
0.9%
835
147.3%
Operating income $      2,673
4.4%
$      4,837
7.8%
$    (2,164)
-44.7%
($ in 000’s)
3 months ended Dec 31,

Operating Results
ECP

2014
% of Sales
2013
% of Sales Chg ($) Chg (%)
Sales
Base Business $ 28,781
99.5%
$    26,055
99.9%
$      2,726
10.5%
Intercompany 138
0.5%
23
0.1%
115
nmf
Total Sales 28,919
100.0%
26,078
100.0%
2,841
10.9%
Gross Profit 6,963
24.1%
6,209
23.8%
754
12.1%
Selling and administrative expenses 2,445
8.5%
2,148
8.2%
297
13.8%
Amortization of intangible assets 48
0.2%
69
0.3%
(21)
-30.4%
Internal research and development expense 197
0.7%
402
1.5%
(205)
-51.0%
Operating income $      4,273
14.8%
$      3,590
13.8%
$         683
19.0%
($ in 000’s)
3 months ended Dec 31,

Liquidity & Capital Resources

($ in '000)
Dec-13 Mar-14 Jun-14 Sep-14 Dec-14
Cash and equivalents 1,009        7,502        8,028        6,546        3,236
Credit Availability 40,000      30,000      59,000      158,000   141,500
Total 41,009      37,502      67,028      164,546   144,736
($ in '000)
Dec-13 Mar-14 Jun-14 Sep-14 Dec-14
Credit Revolver 25,000      35,000      41,000      42,000      58,500
IRB (Ohio) 1,472        1,437        -            -            -
Total 26,472      36,437      41,000      42,000      58,500
($ in '000)
Dec-13 Mar-14 Jun-14 Sep-14 Dec-14
Net Inventory 52,393      51,466      53,372      57,201      56,333
Cash Availability
Debt
Inventory

• Fiscal 2015 growth target revised to flat to slightly up, net of acquisitions
–
Orders in 1
st
half pushed into future quarters
–
Expect a robust 2nd half of the year
–
Continue cost containment actions
–
Drive the closure of new business opportunities
• Execute the 2020 Vision
• Upcoming investor relations events
–
Non deal road show in New York from March 18-19
–
Non deal road show in Boston on March 25
–
Bank of America in New York on March 26
–
B Riley in Santa Monica from May 12-14
–
Barrington Research in Chicago from May 13-14
–
KeyBanc in Boston from May 26-28
Fiscal 2015 Outlook

11 “Reach $1 billion by 2020, expanding our manufacturing and design services while providing more engineered components and products to meet the needs of our customers and markets” Q&A